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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 10, 2006


                              CHENIERE ENERGY, INC.
             (Exact name of registrant as specified in its charter)


            Delaware                  1-16383                    95-4352386
(State or other jurisdiction of     (Commission               (I.R.S. Employer
 incorporation or organization)     File Number)             Identification No.)

                       717 Texas Avenue
                          Suite 3100
                        Houston, Texas                              77002
           (Address of principal executive offices)              (Zip Code)


       Registrant's telephone number, including area code: (713) 659-1361


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement

On March 10, 2006, the Compensation Committee (the "Committee") of the Board of Directors of Cheniere Energy, Inc. (the "Company") granted to Charif Souki, Chairman and Chief Executive Officer of the Company, non-qualified stock options (the "Stock Options") to acquire 300,000 shares of Company common stock, $.003 par value (the "Common Stock"). The exercise price of the Stock Options is $90.00 per share. These Stock Options vest 100,000 on each of March 10, 2010, 2011 and 2012. The Stock Options were granted pursuant to the Company's 2003 Stock Incentive Plan, as amended. The option grant was evidenced by an option agreement substantially in the Form of Non-Qualified Stock Option Grant, which was filed as Exhibit 10.11 to the Company's Form 10-K, filed on March 10, 2005, and is incorporated herein.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                CHENIERE ENERGY, INC.


     Date: March 14, 2006                   By: /s/ Don A. Turkleson
                                                --------------------------------
                                                Name:  Don A. Turkleson
                                                Title: Senior Vice President and
                                                       Chief Financial Officer